STEIN ROE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED OCTOBER 1, 2002
TO
PROSPECTUS DATED MAY 1, 2002

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This supplement contains information about the Newport Tiger Fund, Variable Series, the Wanger International Small Cap Fund and the Wanger Foreign Forty Fund.

We have been notified that Liberty Variable Investment Trust has decided to suspend sales of shares of the Newport Tiger Fund, Variable Series, to the Sub-account in connection with the Contracts, and that Wanger Advisors Trust has decided to suspend sales of shares of the Wanger International Small Cap Fund and the Wanger Foreign Forty Fund to the Sub-accounts in connection with the Contracts.

Accordingly, effective as of the close of business on October 16, 2002, the Sub-accounts investing in these Funds will no longer be available for investment and you will no longer be able to allocate purchase payments to or transfer monies into any of these Sub-accounts. Any transfer you make out of these Sub-accounts will not count as one of the 12 transfers allowed annually under your Contract.

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Service Office:
P.O. Box 691
Leesburg, VA 20178
(877)569-3789

Distributed by:
Keyport Financial Services Corp.
One Sun Life Executive Park
Boston, Massachusetts 02110

SRA.SUP	09/02